SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Soliciting Material Pursuant to § 240.14a-12

CorMedix Inc.
(Name of Registrant as Specified In Its Charter)

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CORMEDIX INC.
1430 U.S. Highway 206, Suite 200
Bedminster, New Jersey 07921

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD JANUARY 19, 2016

TO THE STOCKHOLDERS OF
CORMEDIX INC.

A special meeting of stockholders of CorMedix Inc. will be held at our corporate headquarters, 1430 U.S. Highway 206, Suite 200, Bedminster, New Jersey, on Tuesday, January 19, 2016, at 11:00 a.m. Eastern time, for the following purposes:

1.	To approve an amendment to our 2013 Stock Incentive Plan to increase the number of authorized shares of common stock reserved for issuance thereunder from 5,000,000 shares to 8,000,000 shares; and

2.	To act upon such other matters as may properly come before the meeting or any adjournment thereof.

These matters are more fully described in the proxy statement accompanying this notice.

The Board has fixed the close of business on November 23, 2015 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof. A list of stockholders eligible to vote at the meeting will be available for review during our regular business hours at our principal offices in Bedminster, New Jersey for the 10 days prior to the meeting for review for any purposes related to the meeting.

You are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to vote by proxy by following the instructions contained in the accompanying proxy statement. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the meeting. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.  Your vote is important.  Whether or not you plan to attend the special meeting, we hope that you will vote as soon as possible.

We are pleased to take advantage of the Securities and Exchange Commission, or SEC, rules that allow us to furnish proxy materials, including this notice, and the proxy statement (including an electronic proxy card for the meeting) for the special meeting via the Internet. Taking advantage of these rules allows us to lower the cost of delivering annual meeting materials to our stockholders and reduce the environmental impact of printing and mailing these materials.

Bedminster, New Jersey
Dated: November 25, 2015

By Order of the Board of Directors

Antony E. Pfaffle, M.D.,
Secretary

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

Q:	Who may vote at the meeting?

A:
The Board of Directors has set November 23, 2015 as the record date for the meeting. If you owned shares of our common stock at the close of business on set November 23, 2015, you may attend and vote at the meeting. Each stockholder is entitled to one vote for each share of common stock held on all matters to be voted on. As of November 23, 2015, there were 35,376,502 shares of our common stock outstanding and entitled to vote at the meeting. Our outstanding Series C-2, C-3, D and E preferred stock is non-voting and therefore has no voting rights at the Special Meeting.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
If your shares are registered directly in your name with our transfer agent, VStock Transfer, LLC, you are considered, with respect to those shares, a “stockholder of record.” If you are a stockholder of record, we have sent the Notice of Internet Availability of Proxy Materials to you directly.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. In that case, the Notice of Internet Availability of Proxy Materials has been forwarded to you by your broker, bank, or other holder of record who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank, or other holder of record on how to vote your shares by using the voting instruction card included in the mailing.

Q:	What is the quorum requirement for the meeting?

A:
A majority of our outstanding shares of capital stock entitled to vote as of the record date must be present at the meeting in order for us to hold the meeting and conduct business. This is called a quorum. Your shares will be counted as present at the meeting if you:

•	are present and entitled to vote in person at the meeting; or

•	properly submitted a proxy card or voter instruction card in advance of or at the meeting.

If you are present in person or by proxy at the meeting, but abstain from voting on any or all proposals, your shares are still counted as present and entitled to vote. The proposal listed in this proxy statement identifies the votes needed to approve or ratify the proposed action.

Q:	What proposals will be voted on at the meeting?

A:	The only proposal to be voted on at the meeting is as follows:

1.	To approve an amendment to our 2013 Stock Incentive plan to increase the number of shares of common stock reserved for issuance thereunder from 5,000,000 shares to 8,000,000 shares.

We will also consider any other business that properly comes before the meeting. As of the record date, we are not aware of any other matters to be submitted for consideration at the meeting. If any other matters are properly brought before the meeting, the persons named in the enclosed proxy card or voter instruction card will vote the shares they represent using their best judgment.

Q:	How may I vote my shares in person at the meeting?

A:
If your shares are registered directly in your name with our transfer agent, VStock Transfer, LLC, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to vote in person at the meeting. You will need to present a form of personal photo identification in order to be admitted to the meeting. If your shares are held in a brokerage account or by another nominee or trustee, you are considered the beneficial owner of shares held in street name. As the beneficial owner, you are also invited to attend the meeting. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from your broker, nominee, or trustee that holds your shares, giving you the right to vote the shares at the meeting.

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Q:	How can I vote my shares without attending the meeting?

A:
Whether you hold shares directly as a registered stockholder of record or beneficially in street name, you may vote without attending the meeting.  If your common stock is held by a broker, bank or other nominee, they should send you instructions that you must follow in order to have your shares voted. If you hold shares in your own name, you may vote by proxy in any one of the following ways:

•	Via the Internet by accessing the proxy materials on the secured website https://www.IPROXYDIRECT.com/CRMD and following the voting instructions on that website;

•	Via telephone by calling toll free 1-866-752-8683 in the United States or 1-866-752-VOTE (8683) outside the United States and following the recorded instructions; or

•
By requesting that printed copies of the proxy materials be mailed to you pursuant to the instructions provided in the Notice of Internet Availability of Proxy Materials and completing, dating, signing and returning the proxy card that you receive in response to your request.

The Internet and telephone voting procedures are designed to authenticate stockholders’ identities by use of a control number to allow stockholders to vote their shares and to confirm that stockholders’ instructions have been properly recorded. Voting via the Internet or telephone must be completed by 11:59 p.m. Eastern Time on January 18, 2016. Of course, you can always come to the meeting and vote your shares in person. If you submit or return a proxy card without giving specific voting instructions, your shares will be voted as recommended by the Board of Directors.

Q:	How can I change my vote after submitting it?

A:	If you are a stockholder of record, you can revoke your proxy before your shares are voted at the meeting by:

•
Filing a written notice of revocation bearing a later date than the proxy with our Corporate Secretary either before the meeting or at the meeting at 1430 U.S. Highway 206, Suite 200, Bedminster, New Jersey 07921;

•
Duly executing a later-dated proxy relating to the same shares and delivering it to our Corporate Secretary either before the meeting or at the meeting and before the taking of the vote, at 1430 U.S. Highway 206, Suite 200, Bedminster, New Jersey 07921; or

•	Attending the meeting and voting in person (although attendance at the meeting will not in and of itself constitute a revocation of a proxy).

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your bank, broker, or other holder of record. You may also vote in person at the meeting if you obtain a legal proxy from them as described in the answer to a previous question.

Q:	Where can I find the voting results of the meeting?

A:	We will announce the voting results at the special meeting. We will publish the results in a Form 8-K filed with the SEC within four business days of the special meeting.

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CORMEDIX INC.
1430 U.S. Highway 206, Suite 200
Bedminster, New Jersey 07921

PROXY STATEMENT
SPECIAL MEETING OF STOCKHOLDERS
JANUARY 19, 2016

This proxy statement has been prepared by the management of CorMedix Inc. “We,” “our” and the “Company” each refers to CorMedix Inc.

In accordance with the rules of the SEC, instead of mailing a printed copy of our proxy materials to each stockholder of record, we are furnishing proxy materials, including the notice, this proxy statement, and a proxy card for the meeting, by providing access to them on the Internet to save printing costs and benefit the environment. These materials were first available on the Internet on or about November 25, 2015. We mailed a Notice of Internet Availability of Proxy Materials on or about November 25, 2015 to our stockholders of record and beneficial owners as of November 23, 2015, the record date for the meeting. This proxy statement and the Notice of Internet Availability of Proxy Materials contain instructions for accessing and reviewing our proxy materials on the Internet and for voting by proxy over the Internet. You will need to obtain your own Internet access if you choose to access the proxy materials and/or vote over the Internet. If you prefer to receive printed copies of our proxy materials, the Notice of Internet Availability of Proxy Materials contains instructions on how to request the materials by mail. You will not receive printed copies of the proxy materials unless you request them. If you elect to receive the materials by mail, you may also vote by proxy on the proxy card or voter instruction card that you will receive in response to your request.

GENERAL INFORMATION ABOUT SOLICITATION VOTING AND ATTENDING

Who Can Vote

You are entitled to attend the meeting and vote your common stock if you held shares as of the close of business on November 23, 2015.  At the close of business on November 23, 2015, a total of 35,376,502 shares of common stock were outstanding and entitled to vote. Each share of common stock has one vote.

Counting Votes

Consistent with state law and our bylaws, the presence, in person or by proxy, of at least a majority of the shares entitled to vote at the meeting will constitute a quorum for purposes of voting on a particular matter at the meeting.  Once a share is represented for any purpose at the meeting, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment thereof unless a new record date is set for the adjournment.  Shares held of record by stockholders or their nominees who do not vote by proxy or attend the meeting in person will not be considered present or represented and will not be counted in determining the presence of a quorum. Signed proxies that withhold authority or reflect abstentions and “broker non-votes” will be counted for purposes of determining whether a quorum is present. “Broker non-votes” are proxies received from brokerage firms or other nominees holding shares on behalf of their clients who have not been given specific voting instructions from their clients with respect to non-routine matters.

Assuming the presence of a quorum at the meeting:

•
The vote on the amendment of the 2013 Stock Incentive Plan will be decided by the affirmative vote of a majority of the votes cast at the meeting. Withheld votes and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on this proposal.

With respect to “non-routine” matters, such as the amendment to the 2013 Stock Incentive Plan, a bank, brokerage firm, or other nominee is not permitted under the SRO rules to vote its clients’ shares if the clients do not provide instructions.  The bank, brokerage firm, or other nominee will so note on the voting instruction form, and this constitutes a “broker non-vote.” “Broker non-votes” will be counted for purposes of establishing a quorum to conduct business at the meeting, but not for determining the number of shares voted FOR, AGAINST, ABSTAINING or WITHHELD FROM with respect to such non-routine matters.

In summary, if you do not vote your proxy, your bank, brokerage firm, or other nominee may either:

•	cast a “broker non-vote” on non-routine matters; or

•	leave your shares unvoted altogether.

We strongly encourage you to provide instructions to your bank, brokerage firm, or other nominee by voting your proxy.  This action ensures that your shares will be voted in accordance with your wishes at the meeting.

Cost of this Proxy Solicitation

We will pay the cost of this proxy solicitation. In addition to soliciting proxies by mail, our directors and employees might solicit proxies personally and by telephone. None of these individuals will receive any additional compensation for this. We did not, but may in the future, retain a proxy solicitor to assist in the solicitation of proxies for a fee. We will, upon request, reimburse brokers, banks and other nominees for their expenses in sending proxy materials to their principals and obtaining their proxies.

Attending the Special Meeting

If you are a holder of record and plan to attend the special meeting, please bring a photo identification to confirm your identity. If you are a beneficial owner of common stock held by a bank or broker, i.e., in “street name,” you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote in person your common stock held in street name, you must get a proxy in your name from the registered holder.

PROPOSAL NO. 1—APPROVAL OF THE AMENDMENT TO THE 2013 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER BY 3,000,000 SHARES

On March 20, 2013, the Board of Directors approved the CorMedix Inc. 2013 Stock Incentive Plan, or the 2013 Plan.  On July 30, 2013, our stockholders approved the 2013 Plan. We believe that the 2013 Plan is an important incentive for our employees and is critical to our ongoing effort to build stockholder value and align the interests of our employees and directors with those of our stockholders. Equity awards are a significant part of our ability to attract, retain, and motivate people whose skills and performance are critical to our success. We have a practice of linking key employee compensation to corporate performance because we believe that this increases employee motivation to improve stockholder value. We have, therefore, consistently included equity incentives as a significant component of compensation for our employees.

When adopted, an aggregate of 5,000,000 shares was reserved for issuance under the 2013 Plan. Through October 31, 2015, options issued under the 2013 Plan and still outstanding totaled 2,859,545 shares. In addition, 424,955 options have been exercised and 750,500 options forfeited or expired under the 2013 Plan through October 31, 2015. As a result, as of October 31, 2015, there were only 1,715,500 shares currently available for issuance under the 2013 Plan. The Board has approved increasing the number of shares available for issuance under the 2013 Plan by 3,000,000 shares. If the amendment to the 2013 Plan is approved at the meeting, immediately thereafter there will be a total of 8,000,000 shares of common stock reserved for issuance under the 2013 Plan with a total of 4,715,500 shares available for issuance in the form of new grants (assuming the amendment had been effective at October 31, 2015).

As we anticipate the hiring of a new Chief Executive Officer, as well as hiring additional employees and/or consultants to assist in the planned commercialization of Neutrolin in the U.S., we believe that it will be critical to attracting and retaining such individuals to be able to offer equity awards under the 2013 Plan as an important incentive.  Our Board believes that the remaining 1,715,500 shares of common stock available for issuance under the 2013 Plan as of October 31, 2015 are insufficient to accomplish the purposes of the 2013 Plan as described above.

Following is a summary of the principal features of the 2013 Plan, as proposed to be amended. The summary is qualified by the full text of the 2013 Plan, as amended, attached to this proxy statement as Appendix A.

Key Provisions

Following are the key provisions of the 2013 Plan, as proposed to be amended:
Provisions of 2013 Plan	Description
Eligible Participants	Employees, directors, consultants, advisors and other independent contractors of our company and any successor entity that adopts the 2013 Plan.
Share Reserve
• Total of 8,000,000 shares of our common stock.
• Shares of common stock that are issued under the 2013 Plan or that are subject to outstanding awards will be applied to reduce the number of shares reserved for issuance under the 2013 Plan.
• Except as otherwise required by Section 162(m) of the Internal Revenue Code, or the Code, in the event that a stock option granted under the 2013 Plan expires or is terminated or cancelled unexercised or unvested as to any shares of common stock, or in the event that shares of common stock are issued as restricted stock or as part of another award under the 2013 Plan and thereafter forfeited or reacquired by us, such shares will return to the share reserve and will again be issuable under the 2013 Plan.

Provisions of 2013 Plan	Description
Award Types	• Incentive stock options • Nonstatutory stock options • Restricted stock awards • Performance awards • Stock appreciation rights
Vesting	Determined by the Compensation Committee of the Board of Directors
Award Limits	No more than 500,000 shares may be issued to a single participant pursuant to awards under the 2013 Plan in a calendar year.
2013 Plan Termination Date	March 20, 2023

Administration

The 2013 Plan is administered by our Compensation Committee, which consists of two or more non-employee directors, each of whom is intended to be, to the extent required by Rule 16b-3 under the Exchange Act and Section 162(m) of the Code, a non-employee director under Rule 16b-3 and an outside director under Section 162(m), or if no committee exists, the Board of Directors. The Compensation Committee has the full authority to administer and interpret the 2013 Plan and to take any other actions and make all other determinations that it deems necessary or appropriate in connection with the 2013 Plan or the administration or interpretation thereof, including but not limited to the establishment of performance-based criteria for each person eligible to receive awards under the 2013 Plan.

Available Shares

Subject to adjustment upon certain corporate transactions or events, a maximum of 8,000,000 shares of our common stock may be issued under the 2013 Plan. In addition, subject to adjustment upon certain corporate transactions or events, to the extent we are subject to Section 162(m) of the Code, employees may not receive awards covering more than 500,000 shares of common stock during any calendar year. If an option or other award granted under the 2013 Plan expires or terminates, the shares subject to any portion of the award that expires or terminates without having been exercised or paid, as the case may be, will again become available for the issuance of additional awards. Unless previously terminated by our Board of Directors, no new award may be granted under the 2013 Plan after the tenth anniversary of the date that such plan was initially approved by our Board of Directors.

Eligibility and Types of Awards

Our employees, directors, consultants, advisors and other independent contractors who provide services to us are eligible to be granted awards under the 2013 Plan, including options, restricted stock, performance awards and other awards.

Stock Options

A stock option may be an incentive stock option, within the meaning of section 422 of the Code, or a nonstatutory stock option. However, only employees may be granted incentive stock options. The terms of specific options, including whether options will constitute “incentive stock options” for purposes of Section 422(b) of the Code, will be determined by the Compensation Committee. The exercise price of an option will be determined by the Compensation Committee. The exercise price may not be lower than 100% (110% in the case of an incentive stock option granted to a 10% stockholder) of the fair market value of the common stock (as defined under the 2013 Plan) on the date of grant. Each option will be exercisable for such period set by the Compensation Committee, which will generally not exceed ten years from the date of grant (or five years in the case of an incentive stock option granted to a 10% stockholder). Options will be exercisable at such times and subject to such terms as determined by the Compensation Committee.

Unless the terms of an optionholder’s stock option agreement provide otherwise, if an optionholder’s relationship with us, or any of its affiliates, ceases for any reason, the optionholder may exercise any options vested as of the date of termination, but only during the post-termination exercise period beginning on the date of termination and extending for 90 days thereafter.

Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the Compensation Committee and may include (a) cash or check, (b) a broker-assisted cashless exercise, (c) the tender of common stock previously owned by the optionholder, (d) a net exercise of the option, (e) any combination of the foregoing methods of payment, and (f) any other legal consideration approved by the Compensation Committee.

Unless the Compensation Committee provides otherwise, awards generally are not transferable except by will or the laws of descent and distribution. An optionholder may designate a beneficiary, however, who may exercise the option following the optionholder’s death.

Incentive stock options may be granted only to our employees. The aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to incentive stock options that are exercisable for the first time by an optionholder during any calendar year under the 2013 Plan may not exceed $100,000. No incentive stock option may be granted to any employee who, at the time of the grant, owns or is deemed to own stock representing more than 10% of the voting power of all classes of our stock or any of our affiliates unless (a) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and (b) the term of the incentive stock option does not exceed five years from the date of grant.

Restricted Stock

Restricted stock awards are awards of shares of our common stock that vest in accordance with established terms and conditions of the award agreement with the participant. The Compensation Committee sets the terms of the restricted stock awards, including the size of the restricted stock award, the price (if any) to be paid by the recipient, the vesting schedule, and any performance criteria that may be required for the stock to vest. The restricted stock award may vest based on continued employment and/or the achievement of performance goals. If a participant’s service terminates before the restricted stock is fully vested, all of the unvested shares may be forfeited to, or repurchased by, us.

Performance Awards

A performance award confers upon its recipient certain rights payable to or exercisable by its recipient, in whole or in part, as determined by the Compensation Committee, and conditioned upon the achievement of performance criteria determined by the Compensation Committee. Performance goals established by the Compensation Committee are based on objectively determinable performance goals selected by the Compensation Committee that apply to an individual or group of individuals, or us as a whole, over a performance period designated by the Compensation Committee. A performance award must be denominated in shares of common stock and may be payable in cash, shares of common stock, other awards under the 2013 Plan, or any combination thereof.

Performance goals are to be based on one or more of the following criteria: EBITDA (defined as earnings before interest, taxes, depreciation and amortization), stock price, earnings per share, net earnings, operating or other earnings, profits, revenues, net cash flow, financial return ratios, return on assets, stockholder return, return on equity, growth in assets, market share or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals or goals relating to acquisitions or strategic partnerships. A performance goal need not be based on an increase or positive result.

Stock Appreciation Rights

Stock appreciation rights may be granted under the 2013 Plan either concurrently with the grant of an option or alone, without reference to any related stock option. The Compensation Committee determines both the number of shares of common stock related to each stock appreciation right and the exercise price for a stock appreciation right, within the terms and conditions of the 2013 Plan, provided that the exercise price of a stock appreciation right cannot be less than 100% of the fair market value of the common stock subject thereto on the date of grant.

Each stock appreciation right confers on the participant to whom it is granted a right to receive payment, upon exercise of a stock appreciation right, in cash or shares of common stock, in an amount equal to the excess of (i) the fair market value of one share of common stock on the date of exercise or, in the Compensation Committee’s discretion, during a specified period before or after the date of exercise or a change in control (as defined under the 2013 Plan) of our company, over (ii) the grant price of the stock appreciation right as determined by the Compensation Committee as of the date of grant of the stock appreciation right.  The Compensation Committee determines whether to deliver cash in lieu of shares of common stock upon the exercise of a stock appreciation right. If the Compensation Committee elects to pay the holder of the stock appreciation right cash in lieu of shares of common stock, the holder of the stock appreciation right will receive the amount by which the stock appreciation right increased in value, as described above. If common stock is issued, the number of shares of common stock that will be issued upon the exercise of a stock appreciation right is determined by dividing (i) the number of shares of common stock as to which the stock appreciation right is exercised multiplied by the amount of the appreciation in such shares, by (ii) the fair market value of a share of common stock on the exercise date.

Corporate Transactions

Upon the occurrence of a change in control, except to the extent otherwise provided in a particular participant’s award agreement (as defined under the 2013 Plan), all awards shall become fully vested and, with respect to any award that is an option or stock appreciation right, exercisable in full. Each participant will be afforded an opportunity to exercise his or her options or stock appreciation rights immediately prior to the occurrence of the change in control (and conditioned upon the consummation of the change in control) so he or she can participate in the transaction if he or she desires.

If a change in control occurs, the Compensation Committee may, in its sole discretion, determine that (i) some or all participants holding outstanding options will receive, with respect to some or all of the shares of common stock subject to such options, as of the effective date of any such change in control, cash in an amount equal to the excess of the fair market value of such shares immediately prior to the effective date of such change in control over the exercise price per share of such options; and (ii) any options as to which, as of the effective date of any such change in control, the fair market value of the shares of common stock subject to such options is less than or equal to the exercise price per share of such options, shall terminate as of the effective date of any such change in control. If the Compensation Committee makes a determination as set forth in paragraph (i) above, then as of the effective date of any such change in control, such options will terminate as to such shares and the participants formerly holding such options will only have the right to receive the aforementioned cash payment(s). If the Compensation Committee makes a determination as set forth in paragraph (ii) above, then as of the effective date of any such change in control, such options will terminate, become void and expire as to all unexercised shares of common stock subject to such options on such date, and the participants formerly holding such options will have no further rights with respect to such options.

Amendment and Termination

Our Board of Directors may amend the 2013 Plan as it deems advisable, except that it may not amend the 2013 Plan in any way that would adversely affect a participant with respect to an award previously granted. In addition, our Board of Directors may not amend the 2013 Plan without stockholder approval if such approval is then required pursuant to Sections 162(m) or 422 of the Code, the regulations promulgated thereunder or the rules of any stock exchange or similar regulatory body.

Tax Withholding

The Board of Directors may require a participant to satisfy any federal, state, local, or foreign tax withholding obligation relating to a stock award by (a) withholding and deducting from any payments made under the 2013 Plan or from future wages of the participant (or from other amounts that may be due and owing to the participant from us or a subsidiary of ours), or (b) requiring the participant to promptly remit the amount of such withholding to us before we take any action, including issuing any shares of common stock, with respect to the participant’s award. At any time when a participant is required to pay to us an amount required to be withheld under applicable income tax laws in connection with a distribution of common stock or upon exercise of an option, the participant, with the prior consent of the Compensation Committee, may satisfy this obligation in whole or in part by electing to have us withhold from the distribution, shares of common stock having a fair market value up to the minimum amount required to be withheld.

Summary of Federal Income Tax Consequences of the 2013 Plan

The following summary is intended only as a general guide to the U.S. federal income tax consequences under current law of participation in the 2013 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.  Furthermore, the tax consequences are complex and subject to change, and a taxpayer’s particular situation may be such that some variation of the described rules is applicable.  Recipients of awards under the 2013 Plan should consult their own tax advisors to determine the tax consequences to them as a result of their particular circumstances.

Incentive Stock Options

A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code.

If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option was granted and more than one year after the date the option was exercised for those shares, any gain or loss on a disposition of those shares (a “qualifying disposition”) will be a long-term capital gain or loss. Upon such a qualifying disposition, we will not be entitled to any income tax deduction.

If a participant disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, generally we will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the tax year in which the disqualifying disposition occurs.

The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is treated as an adjustment in computing the participant’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

Nonstatutory Stock Options

Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income as the result of the grant of such an option so long as the exercise price is equal to the fair market value of the stock on the date of grant and the option (and not the underlying stock) does not have a readily ascertainable fair market value at such time. Upon exercise of a nonstatutory stock option, the participant normally recognizes ordinary income in the amount of the difference between the option exercise price and the then-fair market value of the shares purchased. Generally, we will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to an income tax deduction in the tax year in which such ordinary income is recognized by the participant.

Upon the disposition of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss.

Restricted Stock

A participant acquiring restricted stock generally will recognize ordinary income equal to the difference between the fair market value of the shares on the “determination date” (as defined below) and their purchase price, if any. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The “determination date” is the date on which the participant acquires the shares unless they are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable, or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. We generally will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the year in which such ordinary income is recognized by the participant.

Performance Awards

A participant generally will recognize no income upon the grant of a performance stock award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any nonrestricted shares received. The receipt of other awards upon settlement will generally be subject to the tax consequences for such awards as is summarized herein. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Stock Appreciation Rights

A participant recognizes no taxable income upon the receipt of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the stock appreciation right, except to the extent such deduction is limited by applicable provisions of the Code.

Potential Limitation on Deductions

Compensation of persons who are “covered employees” of our company is subject to the tax deduction limits of Section 162(m) of the Code. Awards that qualify as “performance-based compensation” are exempt from Section 162(m), thereby permitting us to claim the full federal tax deduction otherwise allowed for such compensation.

In accordance with Treasury Regulations (defined below) issued under Section 162(m) of the Code, compensation attributable to awards of stock options and stock appreciation rights will qualify as performance-based compensation if (i) such awards are approved by a compensation committee composed solely of “outside directors”, (ii) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, (iii) the plan is approved by the stockholders, and (iv) the exercise or strike price of the award is no less than the fair market value of the stock on the date of grant. It is intended that options and SARs granted under the 2013 Plan qualify as performance-based compensation that is exempt from the $1 million deduction limitation. “Treasury Regulations” means the regulations promulgated by the United States Department of the Treasury pursuant to the Code.

Further, in accordance with Treasury Regulations issued under Section 162(m) of the Code, compensation attributable to restricted stock awards, and restricted stock unit awards granted under a plan will qualify as performance-based compensation if  (i) the award is granted by a compensation committee composed solely of “outside directors,” (ii) the award becomes vested or is settled, as applicable, only upon the achievement of a performance goal based upon objective business criteria established in writing by the compensation committee within 90 days after the commencement of the performance period and while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the settlement of the award that the performance goal has been satisfied, and (iv) prior to the granting (or vesting or settlement) of the award, the stockholders have approved the material terms that may be incorporated into an award by the compensation committee (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount, or formula used to calculate the amount, payable upon attainment of the performance goal). It is intended that the Compensation Committee may grant restricted stock awards and restricted stock unit awards under the 2013 Plan that qualify as performance-based compensation that is exempt from the $1 million deduction limitation.

The foregoing is only a summary, based on the current Code and Treasury Regulations thereunder, of the U.S. federal income tax consequences to the participant and our company with respect to the grant and exercise of options and other awards under the 2013 Plan. The summary does not purport to be complete, and it does not address the tax consequences of the participant’s death, any tax laws of any municipality, state or foreign country in which a participant might reside, or any other laws other than U.S. federal income tax laws.

Vote Required

The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote that are present or represented at the meeting and voted is required to approve the amendment to the 2013 Plan.  In accordance with Delaware law, abstentions will be counted for purposes of determining both whether a quorum is present at the special meeting and the total number of shares represented and voting on this proposal. While broker non-votes will be counted for purposes of determining the presence or absence of a quorum, broker non-votes will not be counted for purposes of determining the number of shares represented and voting with respect to the particular proposal on which the broker has expressly not voted and, accordingly, will not affect the approval of this proposal.

Recommendation

The Board of Directors has unanimously approved the amendment to the 2013 Stock Incentive Plan and recommends that you vote FOR Proposal No. 1.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Stockholders

The following table shows the number of shares of our common stock beneficially owned as of October 31, 2015 by:

•	each person known by us to own beneficially more than 5% of the outstanding shares of our common stock;

•	each director and nominee for director;

•	each of our executive officers named in the Summary Compensation Table below (the “Named Executive Officers”); and

•	all of our current directors and executive officers as a group.

This table is based upon the information supplied by our Named Executive Officers, directors and principal stockholders and from Schedules 13D and 13G filed with the SEC.  Except as indicated in footnotes to this table, the persons named in this table have sole voting and investment power with respect to all shares of common stock shown, and their address is c/o CorMedix Inc., 1430 U.S. Highway 206, Suite 200, Bedminster, New Jersey 07921. As of October 31, 2015, we had 35,376,502 shares of common stock outstanding. Beneficial ownership in each case also includes shares issuable upon exercise of outstanding options that can be exercised within 60 days after October 31, 2015 for purposes of computing the percentage of common stock owned by the person named. Options owned by a person are not included for purposes of computing the percentage owned by any other person.

Name and Address of Beneficial Owner	Common Stock Beneficially Owned (1)
	Shares	%
5% or Greater Stockholders
Elliott Associates, L.P. (2)	3,415,622	9.2
Directors and Named Executive Officers:
Randy Milby (3)	1,453,269	4.0
Matthew P. Duffy (4)	503,223	1.4
Steve Lefkowitz (5)	974,640	2.7
Antony E. Pfaffle, M.D.(6)	780,000	2.2
Michael W. George (7)	45,000	*
Cora Tellez (8)	108,386	*
Taunia Markvicka (9)	24,000	*
Janet M. Dillione (10)	16,667	*

All executive officers and directors as a group (8 persons) (11)	3,905,185	9.4

* Less than 1%

(1)
Based upon 35,376,502 shares of our common stock outstanding on October 31, 2015 and, with respect to each individual holder, rights to acquire our common stock exercisable within 60 days of October 31, 2015.

(2)
Due to the Ownership Limitation (as defined below), Elliott Associates, L.P. (“Elliott Associates”) may be deemed the beneficial owner of 3,415,622 shares of our common stock through securities held by it and by Manchester Securities Corp., a wholly-owned subsidiary of Elliott Associates (“Manchester”), and Elliott International, L.P., a wholly-owned subsidiary of Elliott Associates (“Elliott International”). Notwithstanding the above, Elliott Associates beneficially holds: (i) 1,730,200 shares of our common stock held by Manchester, (ii) 2010 warrants held by Manchester exercisable for 390,720 shares of our common stock, (iii) May 2013 warrants exercisable for 500,000 shares of our common stock, (iv) 52,500 shares of our Series C-2 non-voting convertible preferred stock convertible into 525,000 shares of our common stock, (v) October 2013 warrants exercisable for 262,500 shares of our common stock, (vi) 97,500 shares of our Series C-2 non-voting convertible preferred stock held by Elliott International convertible into 975,000 shares of our common stock, (vii) October 2013 warrants held by Elliott International exercisable for 487,500 shares of our common stock, (viii) 73,962 shares of our Series D non-voting convertible preferred stock held by Manchester convertible into 1,479,240 shares of our common stock, and (ix) 89,623 shares of our Series E non-voting convertible preferred stock held by Manchester convertible into 1,959,759 shares of our common stock (the 2012 warrants, the May 2013 warrants and the October 2013 warrants shall collectively be referred to herein as the “Convertible Securities”). However, in accordance with Rule 13d-4 under the Exchange Act, the number of shares of our common stock into which the Convertible Securities are convertible or exercisable, as applicable, are limited pursuant to the terms of the Convertible Securities to that number of shares of our common stock which would result in Elliott Associates having aggregate beneficial ownership of (a) with respect to the 2012 warrants, 4.999% of the total issued and outstanding shares of our common stock, and (b) with respect to the May 2013 warrants, the October 2013 warrants, the Series C-2 preferred stock, the Series D preferred stock and the Series E preferred stock, 9.99% of the total issued and outstanding shares of our common stock (the "Ownership Limitation"). Elliott Associates disclaims beneficial ownership of any and all shares of our common stock issuable upon any conversion or exercise of the Convertible Securities if such conversion or exercise would cause Elliott Associates’ aggregate beneficial ownership to exceed or remain above the applicable Ownership Limitation (as is currently the case). Therefore, Elliott Associates disclaims beneficial ownership of any of our common stock issuable upon any conversion or exercise of the 2012 warrants, and any shares of our common stock, issuable upon any conversion or exercise of the May 2013 warrants, the October 2013 warrants, the Series C-2 preferred stock, the Series D preferred stock and the Series E preferred stock, which conversion of exercise would be prohibited by the ownership limitation. The business address of Elliott Associates is 40 West 57th Street, 30th Floor, New York, New York 10019. Based solely on information contained in a Schedule 13D filed with the SEC on February 17, 2015 by Elliott Associates and other information known to us.

(3)
Consists of (i) 57,026 shares of common stock held by Mr. Milby, (ii) 196,243 shares of our common stock held by MW Bridges LLC, of which Mr. Milby is Managing Partner, (iii) 762,500 shares of our common stock issuable upon exercise of stock options, (iii) 62,500 shares of our common stock issuable upon exercise of 2012 warrants held by MW Bridges LLC, (iv) 237,000 shares of our common stock issuable upon conversion of 23,700 shares of our Series C-3 non-voting convertible preferred stock, (v) 13,000 shares of our common stock issuable upon conversion of 1,300 shares of our Series C-3 non-voting convertible preferred stock held by MW Bridges LLC, (vi) 118,500 shares of our common stock issuable upon exercise of 2014 warrants, and (vii) 6,500 shares of our common stock issuable upon exercise of 2014 warrants held by MW Bridges LLC.

(4)
Consists of (i) 53,223 shares of our common stock, (ii) 425,000 shares of our common stock issuable upon exercise of stock options, and (iii) 25,000 shares of our common stock issuable upon exercise of 2012 warrants.  Does not include an aggregate of 594 shares of our common stock that were deferred as director fee compensation and that are not issuable until after the individual’s cessation of service with our Board.  The warrants identified in clause (iii) above prohibit conversion or exercise if after such conversion or exercise Mr. Duffy and his affiliates would beneficially own more than 4.9% of our outstanding common stock.

(5)
Consists of (i) 117,399 shares of our common stock held by Mr. Lefkowitz individually, (ii) 10,000 shares of our common stock held by Mr. Lefkowitz’s spouse, (iii) 174,741 shares of our common stock held by Wade Capital Money Purchase Plan, an entity for which Mr. Lefkowitz has voting and investment control, (iv) 545,000 shares of our common stock issuable upon exercise of stock options,  (v) 45,000 shares of our common stock issuable upon conversion of 4,500 shares of our Series C-3 convertible preferred stock held by Mr. Lefkowitz individually, (vi) 30,000 shares of our common stock issuable upon conversion of 3,000 shares of our Series C-3 convertible preferred stock held by Wade Capital Money Purchase Plan,  (vii) 22,500 shares of our common stock issuable upon exercise of 2014 warrants held by Mr. Lefkowitz individually, and (viii) 15,000 shares of our common stock issuable upon exercise of 2014 warrants held by Wade Capital Money Purchase Plan.

(6)	Consists of 780,000 shares of our common stock issuable upon exercise of stock options.

(7)
Consists of 45,000 shares of our common stock issuable upon exercise of stock options. Does not include an aggregate of 8,607 shares of our common stock that were deferred as director fee compensation and that are not issuable until after the individual’s cessation of service with our Board.

(8)
Consists of (i) 88,386 shares of our common stock, and (ii) 20,000 shares of our common stock issuable upon exercise of stock options. Does not include an aggregate of 14,962 shares of our common stock that were deferred as director fee compensation and that are not issuable until after the individual’s cessation of service with our Board.

(9)	Consists of (i) 4,000 shares of our common stock, and (ii) 20,000 shares of our common stock issuable upon the exercise of stock options.

(10)
Consists of 16,667 shares of our common stock issuable upon the exercise of stock options. Does not include an aggregate of 1,415 shares of our common stock that were deferred as director fee compensation and that are not issuable until after the individual’s cessation of service with our Board.

(11)
Consists of (i) 701,018 shares of our common stock, (ii) 2,629,167 shares of our common stock issuable upon exercise of stock options, (iii) 325,000 shares of our common stock issuable upon conversion of Series C-3 convertible preferred stock, and (iv) 250,000 shares of our common stock issuable upon exercise of warrants, as referenced in footnotes 4 through 8.

STOCKHOLDER COMMUNICATIONS

Stockholders may send any communications regarding Company business to the Board in care of our Corporate Secretary at our principal executive offices located at 1430 U.S. Highway 206, Suite 200, Bedminster, New Jersey 07921. The Secretary will forward all such communications to the addressee.

DEADLINE FOR STOCKHOLDER PROPOSALS FOR 2016 ANNUAL MEETING

Stockholder proposals to be included in the proxy statement for our next annual meeting of stockholders must be received by us not later than December 24, 2015. Under our bylaws, stockholder proposals to be considered at our next annual meeting, including nominees for director, must be received by us not later than 60 days prior to that meeting. All submissions must comply with all of the requirements of our bylaws and Rule 14a-8 of the Exchange Act. Proposals should be mailed to Antony E. Pfaffle, Corporate Secretary, CorMedix Inc., 1430 U.S. Highway 206, Suite 200, Bedminster, New Jersey 07921.

Management’s proxy holders for the next annual meeting of stockholders will have discretion to vote proxies given to them on any stockholder proposal of which we do not have notice prior to March 10, 2016.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies to deliver a single copy of proxy materials to multiple stockholders sharing an address unless a company has received contrary instructions from one or more of the stockholders at that address. Upon request, we will promptly deliver a separate copy of proxy materials to one or more stockholders at a shared address to which a single copy of proxy materials was delivered. Stockholders may request a separate copy of proxy materials by contacting us either by calling (908) 517-9500 or by mailing a request to 1430 U.S. Highway 206, Suite 200, Bedminster, New Jersey 07921. Stockholders at a shared address who receive multiple copies of proxy materials may request to receive or a single copy of proxy materials in the future in the same manner as described above.

APPENDIX A

CORMEDIX INC.

2013 Stock Incentive Plan

AS AMENDED: January [___], 2016

1. Purpose.  This 2013 Stock Incentive Plan (the “Plan”) was adopted by the Board of Directors (the “Board”) of CorMedix Inc. (the “Company”) in March 2013 and approved by the Company’s stockholders in July 2013.  The purpose of the Plan is to promote the long-term success of the Company by attracting, motivating and retaining directors, officers, employees, advisors and consultants of, and others providing services to, the Company and its affiliates through the use of competitive long-term incentives which are tied to stockholder value.  The Plan seeks to balance the interest of Plan participants and stockholders by providing incentives in the form of stock options, restricted stock, performance awards, and stock appreciation rights, as well as other stock-based awards relating to the Company’s common stock, $0.001 par value (“Common Stock”), to be granted under the Plan and consistent with the terms of the Plan (“Awards”).

2. Administration.

2.1. The Plan shall be administered by the Compensation Committee (the “Committee”) of the Board.  The Committee shall consist of not less than two directors of the Company who shall be appointed from time to time by the Board.  Each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act of 1934, as amended (together with the rules and regulations promulgated thereunder, the “Exchange Act”), and an “outside director” as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).  The Committee shall have complete authority to determine all provisions of all Awards, to interpret the Plan, and to make any other determination which it believes necessary and advisable for the proper administration of the Plan.  The Committee’s decisions on matters relating to the Plan shall be final and conclusive on the Company and the Participants (as defined below).  No member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Awards granted under the Plan.  The Committee will also have the authority under the Plan to amend or modify the terms of any outstanding Awards in any manner; provided, however, that the amended or modified terms are permitted by the Plan as then in effect and that any recipient of an Award adversely affected by such amended or modified terms has consented to such amendment or modification.  No amendment or modification to an Award, however, whether pursuant to this Section 2 or any other provisions of the Plan, will be deemed to be a re-grant of such Award for purposes of the Plan.  If at any time there is no Committee, then for purposes of the Plan the term “Committee” shall mean the Board.

2.2. Subject to any applicable requirements of Code Section 409A, to the extent that an Award would otherwise be subject to Code Section 409A, the Committee may permit or require a recipient of an Award to defer such individual’s receipt of the payment of cash or the delivery of Common Stock that would otherwise be due to such individual by virtue of the exercise of, payment of, or lapse or waiver of restrictions respecting, any Award.  If any such payment deferral is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.  The maximum term for any Award shall not exceed ten years from the date of the grant of such Award, provided, however, in the case of an Incentive Stock Option granted to a Participant who, at the time such Incentive Stock Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any affiliate thereof, no such Incentive Stock Option shall be exercisable more than five years after the date such incentive stock option is granted.

3. Eligible Participants.  Employees of the Company or its subsidiaries (including officers and other employees of the Company or its subsidiaries), directors, consultants, advisors or other independent contractors who provide services to the Company or its subsidiaries (including members of the Company’s scientific advisory board) (“Participants”) shall become eligible to receive Awards under the Plan when designated by the Committee, provided, however, that Awards of Incentive Stock Options (as defined below) may only be awarded to employees of the Company or its subsidiaries.  Participants may be designated individually or by groups or categories (for example, by pay grade) as the Committee deems appropriate.  Participation by officers of the Company or its subsidiaries and any performance objectives relating to such officers must be approved by the Committee.  Participation by others and any performance objectives relating to others may be approved by groups or categories (for example, by pay grade), and authority to designate Participants who are not officers and to set or modify such targets may be delegated to the Company’s executive management.

4. Types of Awards.  Awards under the Plan may be granted in any one or a combination of the following forms:  (a) Incentive Stock Options and Non-Qualified Stock Options (Section 6); (b) restricted stock (Section 7); (c) performance awards (Section 8); and (d) other awards (Section 8).   Incentive Stock Options may only be granted to employees of the Company.  The terms of an Award may be evidenced by an agreement entered into by and between the Company and a Participant at the time the Award is granted (which may include an employment agreement or consulting agreement by and between the Company and the Participant) (the “Award Agreement”).  In the event of any inconsistency between the terms of the Award Agreement and the Plan, the terms of the Plan shall govern.  In the event of any inconsistency between the terms of any employment agreement and any other Award Agreement, the terms of the employment agreement shall govern.

5. Shares Subject to the Plan.

5.1. Number of Shares.  Subject to adjustment as provided in Section 10.5, the number of shares of Common Stock which may be issued under the Plan shall not exceed 8,000,000 shares of Common Stock.  Of such aggregate number of shares of Common Stock that may be issued under the Plan, the maximum number of shares that may be issued as Incentive Stock Options under Section 422 of the Code is 8,000,000.  Any shares of Common Stock available for issuance as Incentive Stock Options may be alternatively issued as other types of Awards under the Plan.  Shares of Common Stock that are issued under the Plan or that are subject to outstanding Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan.  To the extent the Company is subject to Section 162(m) of the Code, no employee shall be eligible to be granted awards covering more than 500,000 shares of Common Stock during any calendar year.

5.2. Cancellation.  Except as otherwise required by Section 162(m) of the Code, in the event that a stock option granted hereunder expires or is terminated or canceled unexercised or unvested as to any shares of Common Stock, such shares may again be issued under the Plan either pursuant to stock options or otherwise.  In the event that shares of Common Stock are issued as restricted stock or as part of another Award and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the Plan, either as restricted stock or otherwise.

6. Stock Options.  The Committee shall determine for each option the number of shares of Common Stock for which the option is granted, whether the option is to be treated as an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code (an “Incentive Stock Option”), or as an option not intended to qualify as an Incentive Stock Option (a “Non-Qualified Stock Option”), and all other terms and conditions of the option not inconsistent with the Plan.  Options granted, pursuant to the Plan shall comply with and be subject to the following terms and conditions.

6.1. Option Price.  The exercise price for each option shall be established in the sole discretion of the Committee, provided it shall not be less than the Fair Market Value of a share of Common Stock on the date of grant, and provided further, that the exercise price per share of an Incentive Stock Option granted to a Participant who, at the time of the grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, within the meaning of Section 422(b)(6) of the Code (a “Ten Percent Owner”), shall be not less than 110% of the Fair Market Value of a share of Common Stock on the date the option is granted.  Notwithstanding the foregoing, an option may be granted by the Committee in its discretion with an exercise price lower than the minimum exercise price set forth above if such option is granted pursuant to an assumption or substitution for another option in a manner qualifying with the provisions of Section 424(a) and 409A of the Code to the extent applicable.  Nothing hereinabove shall require that any such assumption or modification will result in the option having the same characteristics, attributes or tax treatment as the option for which it is substituted.

6.2. Exercise Period of Options.  The Committee shall have the power to set the time or times within which each option shall be exercisable, or the event or events upon the occurrence of which all or a portion of each option shall be exercisable, and the term of each option; provided, however, that (a) no Incentive Stock Option shall be exercisable after the expiration of ten years after the date such Incentive Stock Option is granted, and (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five years after the date such Incentive Stock Option is granted.  Unless otherwise specifically provided in an Award Agreement, an option shall terminate and cease to be exercisable no later than ninety (90) days after the date on which the Participant’s employment with or service to the Company or a subsidiary terminates.

6.3. Payment of Option Price.  Payment of the exercise price for the number of shares being purchased pursuant to any option shall be made in any manner permitted by the Committee, including, but not limited to: (a) in cash, (b) by check or cash equivalent, (c) with the consent of the Committee, by delivery or attestation of ownership of a number of shares of Common Stock that have been owned by the Participant for at least six months (or such other period as necessary to prevent an accounting charge) with a Fair Market Value (as defined below) equal to the exercise price and/or any related withholding tax obligations, (d) with the consent of the Committee, by delivery of a stock power and instructions to a broker to sell a sufficient number of shares of Common Stock subject to the option to pay such exercise price, (e) with the consent of the Committee, payment through a “net exercise” such that, without the payment of any funds, the Participant may exercise the option and receive the net number of shares of Common Stock equal to (i) the number of shares as to which the option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per share (on such date as determined by the Committee) less the exercise price per share, and the denominator of which is the Fair Market Value per share of Common Stock, (f) such other consideration as the Committee determines is consistent with the Plan and applicable law, or (g) with the consent of the Committee, any combination of the foregoing methods.  Any shares of Common Stock used to exercise options (including shares withheld upon the exercise of an option to pay the exercise price of the option) shall be valued at their Fair Market Value. If the Committee, in its discretion, permits the consideration to be paid through a broker-dealer sale and remittance procedure, the Committee may require the Participant (1) to provide irrevocable written instructions to a Company designated brokerage firm to effect the immediate sale of a sufficient number of the purchased shares to pay the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option exercise price payable for the purchased shares and/or all applicable Federal and State income and employment taxes required to be withheld by the Company in connection with such purchase, (2) to provide written directives to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction, and (3) to provide irrevocable instructions to the brokerage firm to remit such sale proceeds to the Company.

6.4. $100,000 Limitation.  The aggregate Fair Market Value, determined as of the date on which an Incentive Stock Option is granted, of the shares of Common Stock with respect to which Incentive Stock Options are first exercisable during any calendar year (under the Plan or under any other plan of the Company) by any Participant shall not exceed $100,000 or such other limitation imposed under Section 422 of the Code.  If such limitation would be exceeded with respect to a Participant for a calendar year, the Incentive Stock Option shall be deemed a Non-Qualified Stock Option to the extent of such excess.

7. Restricted Stock.

7.1. Awards of Restricted Stock.  Restricted shares of Common Stock may be granted under the Plan in such form and on such terms and conditions as the Committee may from time to time approve, including, without limitation, restrictions on the sale, assignment, transfer or other disposition or encumbrance of such shares of Common Stock during the Restricted Period (as defined below) and the requirement that the Participant forfeit such shares back to the Company without any consideration paid by the Company therefor upon failure to satisfy within the Restricted Period the requirements set forth in the Award Agreement.  Restricted stock may be granted alone or in addition to other Awards under the Plan.  The grant of any restricted stock by the Company shall be evidenced by an Award Agreement.

7.2. Restricted Period.  The Committee shall establish the “Restricted Period” with respect to each award of restricted stock.  The Committee may, in its sole discretion, at the time an award of restricted stock is made, prescribe conditions for the lapse or termination of all or a portion of the restrictions upon the satisfaction prior to the expiration of the Restricted Period of the requirements set forth in the Award Agreement.  The Committee also may, in its sole discretion, shorten or terminate the Restricted Period or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the restricted stock.

Except as otherwise provided in an Award Agreement, a Participant shall cease vesting in all or any portion of a restricted stock award as of the date his employment with or service to the Company or a subsidiary terminates, for whatever reason, and any shares of restricted stock that are not vested as of such date shall be forfeited; provided the Committee may, in its discretion, provide that a Participant whose employment with or service to the Company terminates for any reason (including as a result of death or disability) and/or following a Change in Control (as defined below), may vest in all or any portion of his restricted stock award.  Any restricted stock award not so vested shall be forfeited.

7.3. Rights of Holders of Restricted Stock.  Except as otherwise provided in the Award Agreement or except as otherwise provided in the Plan, the Participant shall be the owner of the restricted stock and shall have all the rights of a stockholder, including the right to receive dividends paid on such restricted stock and the right to vote such restricted stock.

7.4. Delivery of Restricted Stock.  Restricted stock awarded to a Participant under the Plan may be held under the Participant’s name in a book entry account maintained by the Company or, if not so held, stock certificates for restricted stock awarded pursuant to the Plan may be registered in the name of the Participant and issued and deposited, together with a stock power endorsed in blank, with the Company or an agent appointed by the Company and shall bear an appropriate legend restricting the transferability thereof.  Subject to Section 10.4 below, a Participant shall be entitled to delivery of stock certificates only when he or she becomes vested in accordance with the terms of his or her restricted stock award.

8. Performance Awards and Other Awards.

8.1. Performance Awards.  The Committee is authorized, in its sole discretion, to grant performance awards to Participants on the following terms and conditions.

(a) Awards and Conditions.  A performance award shall confer upon the Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the performance award is granted, in whole or in part, as determined by the Committee, conditioned upon the achievement of performance criteria determined by the Committee.  Performance goals established by the Committee shall be based on objectively determinable performance goals selected by the Committee that apply to an individual or group of individuals, or the Company as a whole, over such a performance period as the Committee may designate.  The performance goals shall be based on one or more of the following criteria: EBITDA, stock price, earnings per share, net earnings, operating or other earnings, profits, revenues, net cash flow, financial return ratios, return on assets, stockholder return, return on equity, growth in assets, market share or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals or goals relating to acquisitions or strategic partnerships.  “EBITDA” means earnings before interest, taxes, depreciation and amortization.  A performance goal need not be based on an increase or positive result.

(b) Other Terms.  A performance award shall be denominated in shares of Common Stock and may be payable in cash, shares of Common Stock, other Awards, or any combination thereof, and shall have such other terms as shall be determined by the Committee.

(c) Performance-Based Awards.  Performance awards, as well as restricted stock with performance-based vesting provisions, and certain other Awards subject to performance criteria, are intended to be “qualified performance-based compensation” within the meaning of Section 162(m) of the Code and shall be paid solely on account of the attainment of one or more pre-established, objective performance goals within the meaning of Section 162(m) and the regulations thereunder.

The payout of any such Award to a Participant may be reduced, but not increased, based on the degree of attainment of performance criteria, or otherwise at the discretion of the Committee, as may be provided in the Award Agreement.

8.2. Stock Appreciation Rights.  The Committee is authorized, in its sole discretion, to grant stock appreciation rights to Participants on the following terms and conditions:

(a) Right to Payment.  A stock appreciation right shall confer on the Participant to whom it is granted a right to receive payment in cash or shares of Common Stock (at the discretion of the Committee), upon exercise of a stock appreciation right, in an amount equal to the excess of (i) the Fair Market Value of one share of Common Stock on the date of exercise (or, if the Committee shall so determine in the case of any such right, in other than one related to an Incentive Stock Option, the Fair Market Value of one share of Common Stock at any time during a specified period before or after the date of exercise or a Change in Control) over (ii) the grant price of the stock appreciation right as determined by the Committee as of the date of grant of the stock appreciation right.  If permitted by the Committee, the number of shares of Common Stock issuable upon the exercise of a stock appreciation right shall be determined by dividing (A) the number of shares of Common Stock as to which the stock appreciation right is being exercised, multiplied by the amount by which the Fair Market Value of the shares on the exercise date exceeds the grant or exercise price of such stock appreciation right, by (B) the Fair Market Value of the Common Stock on the exercise date.

(b) Other Terms.  The Committee shall determine the time or times at which a stock appreciation right may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which shares (if any) will be delivered or deemed to be delivered to Participants, and any other terms and conditions of any stock appreciation right.  The grant or exercise price of a stock appreciation right shall be determined by the Committee, in its discretion, at the date of grant but may not be less than 100% of the Fair Market Value of the shares of Common Stock subject thereto on the date of grant.  Such stock appreciation right shall be evidenced by an Award Agreement in such form as the Committee shall from time to time approve.

(c) Bonus and Other Stock-Based Awards.  The Committee is authorized, in its sole discretion, to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation, shares of Common Stock awarded purely as a “bonus” and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Common Stock, purchase rights, and Awards valued by reference to the value of shares of Common Stock or the value of securities of or the performance of the Company.  The Committee shall determine the terms and conditions of such Awards, which may include performance criteria.  Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 8.3 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, shares of Common Stock, other Awards, or other property, as the Committee shall determine.

9. Change in Control.

9.1. Definition.  For purposes of this Section 9, a “Change in Control” means, except as otherwise provided in any Award Agreement of a Participant:

(a) the merger or consolidation of the Company into another entity unless the stockholders of the Company immediately prior to such merger or consolidation own, directly or indirectly, more than 50% of the total combined voting power of the surviving entity’s outstanding securities immediately after such merger or consolidation;

(b) the sale, transfer or other disposition of all or substantially all of the assets of the Company other than to a person that directly or indirectly controls, is controlled by or is under common control with the Company prior to such disposition;

(c) the liquidation or dissolution of the Company other than in connection with the merger or consolidation of the Company with and into another entity if stockholders of the Company immediately prior to such merger or consolidation own, directly or indirectly, more than 50% of the total combined voting power of the surviving entity’s outstanding securities immediately after such merger or consolidation;

(d) the acquisition, directly or indirectly, by any person or related group of persons (other than the Company, a person that directly or indirectly controls or is controlled by or is under common control with the Company) of the beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities; or

(e) a change in the composition of the Board over a period of 12 consecutive months or less such that a majority of the members of the Board cease, by reason of one or more contested elections of Board membership, to be comprised of individuals who have been nominated for election as Board members by a majority of the Board members immediately preceding such election.

9.2. Effect of Change in Control Transactions.

(a) Upon the occurrence of a Change in Control, except to the extent otherwise provided in a particular Participant’s Award Agreement, all Awards shall become fully vested and, with respect to any Award that is an option or stock appreciation right, exercisable in full.  Each Participant will be afforded an opportunity to exercise his or her options or stock appreciation rights immediately prior to the occurrence of the Change in Control (and conditioned upon the consummation of the Change in Control) so he or she can participate in the transaction if he or she desires.

(b) If a Change in Control of the Company occurs, then the Committee, if approved by the Committee in its sole discretion either in an agreement evidencing an option at the time of grant or at any time after the grant of an option, and without the consent of any Participant affected thereby, may determine that (i) some or all Participants holding outstanding options will receive, with respect to some or all of the shares of Common Stock subject to such options, as of the effective date of any such Change in Control of the Company, cash in an amount equal to the excess of the Fair Market Value of such shares immediately prior to the effective date of such Change in Control of the Company over the exercise price per share of such options; and (ii) any options as to which, as of the effective date of any such Change in Control, the Fair Market Value of the shares of Common Stock subject to such options is less than or equal to the exercise price per share of such options, shall terminate as of the effective date of any such Change in Control.  If the Committee makes a determination as set forth in subparagraph (i) above, then as of the effective date of any such Change in Control of the Company such options will terminate as to such shares and the Participants formerly holding such options will only have the right to receive such cash payment(s).  If the Committee makes a determination as set forth in subparagraph (ii) above, then as of the effective date of any such Change in Control of the

Company such options will terminate, become void and expire as to all unexercised shares of Common Stock subject to such options on such date, and the participants formerly holding such options will have no further rights with respect to such options.

10. General.

10.1. Effective Date.  The Plan will become effective upon its approval by the Board, except that the Plan will automatically terminate if it is not approved by the Company’s stockholders within one year of its approval by the Board.

10.2. Term.  No Awards may be granted under the Plan after the tenth anniversary of the date the Plan is approved by the Board.

10.3. Non-transferability of Awards.  Except, in the event of the Participant’s death, by will or the laws of descent and distribution to the limited extent provided in the Plan or the Award Agreement, unless approved by the Committee, no stock option, restricted stock, performance award or other Award may be transferred, pledged or assigned by the holder thereof, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise, and the Company shall not be required to recognize any attempted assignment of such rights by any Participant.  During a Participant’s lifetime, an Award may be exercised only by him or her or by his or her guardian or legal representative.

10.4. Additional Conditions.  Notwithstanding anything in the Plan to the contrary: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Award or the issuance of any shares of Common Stock pursuant to any Award, require the recipient of the Award, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Award or the shares of Common Stock issued pursuant thereto for his or her own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Award or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Award, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Award shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.  Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under the Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to any Awards granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and any applicable state or foreign securities laws or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other regulatory body which the Committee, in its sole discretion, deems necessary or advisable.  The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.  The Committee may restrict the rights of Participants to the extent necessary to comply with Section 16(b) of the Exchange Act, the Code or any other applicable law or regulation. The grant of an Award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

10.5. Adjustment.  In the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted for each of the shares of Common Stock then subject to the Plan, including shares subject to restrictions, options, or achievement of performance objectives, the number and kind of shares of stock or other securities to which the holders of the shares of Common Stock will be entitled pursuant to the transaction.  In the event of any recapitalization, reclassification, stock dividend, stock split, combination of shares or other similar change in the corporate structure of the Company or capitalization of the Company, the exercise price of an outstanding Award and the number of shares of Common Stock then subject to the Plan, and the maximum number of shares with respect to which Awards may be granted in any year, including shares subject to restrictions, options or achievements of performance shares, shall be adjusted in proportion to the change in outstanding shares of Common Stock in order to prevent dilution or enlargement of the rights of the Participants.  In the event of any such adjustments, the purchase price of any option, the performance objectives of any Award, and the shares of Common Stock issuable pursuant to any Award shall be adjusted as and to the extent appropriate, in the discretion of the Committee, to provide Participants with the same relative rights before and after such adjustment.  The adjustments described above will be made in a manner consistent with Section 162(m) and Section 409A of the Code.

10.6. Incentive Plans and Agreements.  The terms of each Award shall be stated in a plan or Award Agreement approved by the Committee.  The Committee may also determine to enter into agreements with holders of options to reclassify or convert certain outstanding options, within the terms of the Plan, as Incentive Stock Options or as Non-Qualified Stock Options.

10.7. Withholding.

(a) The Company shall have the right to (i) withhold and deduct from any payments made under the Plan or from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a subsidiary of the Company), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all foreign, federal, state and local withholding and employment-related tax requirements attributable to an Award, or (ii) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Award.  At any time when a Participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a distribution of Common Stock or upon exercise of an option, the Participant, with the prior consent of the Committee, may satisfy this obligation in whole or in part by electing to have the Company withhold from the distribution shares of Common Stock having a value up to the minimum amount required to be withheld.  The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined.

(b) If the option granted to a Participant hereunder is an Incentive Stock Option, and if the Participant sells or otherwise disposes of any of the shares of Common Stock acquired pursuant to the Incentive Stock Option on or before the later of (i) the date two years after the date of grant, or (ii) the date one year after the date of exercise, the Participant shall immediately notify the Company in writing of such disposition.

10.8. No Continued Employment, Engagement or Right to Corporate Assets.  No Participant under the Plan shall have any right, because of his or her participation in the Plan, to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation.  Nothing contained in the Plan shall be construed as giving an employee, consultant, such persons’ beneficiaries or any other person any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

10.9. Amendment of the Plan.  The Board may amend, suspend or discontinue the Plan at any time; provided, however, that no amendments to the Plan will be effective without approval of the stockholders of the Company if stockholder approval of the amendment is then required pursuant to Section 422 or Section 162(m) of the Code, the regulations promulgated thereunder or the rules of any securities exchange or similar regulatory body.  Except as provided in Section 10.17, no termination, suspension or amendment of the Plan may adversely affect any outstanding Award without the consent of the affected Participant or his or her beneficiary; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under the Plan.

10.10. Definition of Fair Market Value. For purposes of the Plan, the “Fair Market Value” of a share of Common Stock at a specified date means, so long as the Common Stock is traded on a nationally recognized securities exchange or automated dealer quotation system, the closing price of the Common Stock on that day.  If the Common Stock is not traded on such an exchange or system and is traded solely on the over-the-counter market, the Fair Market Value shall be the average of the closing bid and asked prices for that day.  If the Common Stock is not publically traded, then Fair Market Value shall mean the value assigned to a share for a given day by the Committee in good faith in the exercise of its reasonable discretion and in a manner consistent with Code Section 409A.

10.11. Breach of Confidentiality, Assignment of Inventions, or Non-Compete Agreements.  Notwithstanding anything in the Plan to the contrary, in the event that a Participant materially breaches the terms of any confidentiality, assignment of inventions, or non-compete agreement entered into with the Company or any subsidiary of the Company, whether such breach occurs before or after termination of such Participant’s employment with or service to the Company or any subsidiary, the Committee in its sole discretion may immediately terminate all rights of the Participant under the Plan and any agreements evidencing an Award then held by the Participant, whether or not vested, without notice of any kind.  To the extent that any Participant has been paid in cash, the Company may seek to recover such payment.

10.12. Governing Law.  The validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of New York, notwithstanding the conflicts of laws principles of any jurisdictions.

10.13. Successors and Assigns.  The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Participants.

10.14. Intentionally Omitted.

10.15. Nature of Payments.  Awards shall be special incentive payments to the Participants and shall not be taken into account in computing the amount of salary or compensation of a Participant for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit-sharing, bonus, insurance or other employee benefit plan of the Company or any subsidiary or (b) any agreement between the Company or any subsidiary and a Participant, except as such plan or agreement shall otherwise expressly provide.

10.16. Non-Uniform Determinations.  The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among persons who receive, or are eligible to receive, Awards, whether or not such persons are similarly situated.  Without limiting the generality of the foregoing, the Committee shall be entitled to enter into non-uniform and selective Award agreements as to (a) the identity of the Participants, (b) the terms and provisions of Awards and (c) the treatment of terminations of employment or service.

10.17. Rule 409A.  It is the intention of the Board that the Plan comply strictly with the provisions of Code Section 409A to the extent feasible and the Committee shall exercise its discretion in granting Awards hereunder (and the terms of such Award grants), accordingly.  The Plan and any grant of an Award hereunder may be amended from time to time without the consent of the participant as may be necessary or appropriate to comply with the Code Section 409A and the Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or guidance that may be issued or amended after the effective date of the Plan.

10.18. Electronic Delivery.  The Committee may, in its sole discretion, decide to deliver any documents related to any Awards granted under the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company or to request a Participant’s consent to participate in the Plan by electronic means.  Each Participant consents to receive such documents by electronic delivery and agrees to participate in the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company, and such consent shall remain in effect throughout Participant’s term of employment or service with the Company or any subsidiary and thereafter until withdrawn in writing by Participant.

10.19. Data Privacy.  The Committee may, in its sole discretion, decide to collect, use and transfer, in electronic or other form, personal data as described in this Plan or any Award for the exclusive purpose of implementing, administering and managing participation in the Plan.  Each Participant acknowledges that the Company may hold certain personal information about Participant, including, but not limited to, name, home address and telephone number, date of birth, social security number or other identification number, salary, nationality, job title, details of all Awards awarded, cancelled, exercised, vested or unvested, for the purpose of implementing, administering and managing the Plan (the “Data”).  Each Participant further acknowledges that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan and that these third parties may be located in jurisdictions that may have different data privacy laws and protections, and Participant authorizes such third parties to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the recipient or the Company may elect to deposit any shares of Common Stock acquired upon any Award.

10.20. Reservation of Shares.  The Company, during the term of the Plan, will at all times reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan.

CORMEDIX INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SPECIAL MEETING OF STOCKHOLDERS – JANUARY 19, 2016 AT 11:00 AM ET
CONTROL ID:
REQUEST ID:

The undersigned hereby appoints Janet Dillione and Michael George and each of them, as proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of CorMedix Inc., a Delaware corporation, held of record by the undersigned on November 23, 2015, at the Special Meeting of Stockholders to be held at the Company’s headquarters at 1430 U.S. Highway 206, Suite 200, Bedminster, New Jersey 07921, on Tuesday, January 19, 2016 at 11:00 a.m., or at any adjournment(s) thereof.  The following proposals to be brought before the meeting are more specifically described in the proxy statement.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/CRMD
PHONE:	1-866-752-VOTE(8683)

SPECIAL MEETING OF THE STOCKHOLDERS OF CORMEDIX INC.		PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1	à	FOR	AGAINST	ABSTAIN

To approve an amendment to the CorMedix Inc. 2013 Stock Incentive Plan to increase the number of authorized shares of common stock reserved for issuance thereunder from 5,000,000 shares to 8,000,000 shares.

		☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder.  If no direction is made this proxy will be voted ‘FOR’ Proposal 1, and in the discretion of the proxies named herein on any other matter as may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE ‘FOR’ THE PROPOSAL 1.

MARK HERE FOR ADDRESS CHANGE   ☐ New Address (if applicable):
____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 201_

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)